Exhibit 10.24.2

SECOND ADDENDUM TO THE LEASE AGREEMENT

THIS SECOND ADDENDUM (the “Second Addendum”) is entered into this 1st day of June, 2007, by and between Foundation Bariatric Real Estate of San Antonio, L.L.L.P., a Texas limited liability limited partnership, f/k/a Foundation Bariatric Real Estate of San Antonio, LP, a Texas limited partnership and Foundation Bariatric Hospital of San Antonio, L.L.C., f/k/a Foundation Bariatric Hospital of San Antonio, L.P. (collectively referred to as “the Parties”).

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby amend that Lease Agreement entered into in December of 2005, as amended by that certain Addendum to the lease Agreement dated February 19, 2007 (as amended, the “Lease”) between the Parties as follows:

1.	The following shall be deleted from Schedule 4 of the Lease in its entirety:

“The Base Rent shall be $110,228.33 per month during the Initial Term of the Lease.”

2.	As set forth in that Addendum to the Lease Agreement dated February 19, 2007 (the “First Addendum”), the following shall be added to Schedule 4 of the lease:

“The Base Rent shall be $132,166.67 per month during the Initial Term of the Lease.”

3.	The Second Addendum adds the following language to Schedule 4 of the Lease:

The Base Tent shall be adjusted annually in an amount equal to two point nine percent (2.9%), beginning January 1, 2011. The adjustment date shall be June 1st of each calendar year beginning Jun 1, 2011.

4.	The Second Addendum adds the following language to the Lease:

Lessee agrees that this Lease shall be subject and subordinate (i) to any mortgage, deed of trust or other security interest now encumbering the Property and to all advances which may be hereafter made, to the full extent of all debts and charges secured thereby and to all renewals or extensions of any part thereof, and to any mortgage, deed of trust or other security interest which any owner of the Property may here3after, at any time, elect to place on the Property; (ii) to any assignment of Lessor’s interest in the leases and rents from the Property which includes the Lease which now exists or any owner of the Property may hereafter, at any time, elect to place on the Property; and (iii) to any Uniform Commercial Code Financing Statement covering the personal property rights of Lessor or any owner of the Property which now exists or any owner of the Property may hereafter, at any time, elect to place on the foregoing personal property (all of the foregoing instruments set for in (i). (ii), and (iii) above being hereafter collectively referred to as “Security Documents”. Lessee agrees upon request of the holder of any Security Documents (“Holder”) to hereafter execute any documents which the counsel for Lessor or Holder may reasonably deem necessary to evidence the subordination of the Lease to the Security Documents. Within ten (10) days after request therefore, if Lessee fails to execute any such requested documents, Lessor or Holder is hereby empowered to execute such documents in the name of Lessee evidencing such subordination, as the act and deed of Lessee, and this authority is hereby declared to be coupled with an interest and not revocable.

5.	Except as amended by this Second Addendum, the Lease, as modified herein, remains in full force and effect and is hereby ratified and affirmed by Lessor and Lessee and is hereby acknowledged by the Lessee and Lessor to be the correct agreement of lease for the Leased Premises described therein and any defense based on the prior executions is hereby waived by each Party. In the event of any conflict between the Lease and this Second Addendum, the terms and conditions of this Second Addendum shall control.

6.	Lessee represents and warrants to Lessor that (a) the party(ies) executing this Second Addendum on behalf of Lessee is authorized to do so by requisite action of the board of directors or partners, as the case may be and (b) that Lessee has full right and power to execute and perform this Second Addendum. Lessor represents and warrants to Lessee that (a) the party(ies) executing this Second Addendum on behalf of Lessor are authorized to do so by requisite action of the board of directors or partners, as the case may be and (b) that Lessor has full right and power to execute and perform this Second Addendum.

7.	Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

8.	This Second Addendum shall be binding upon and inure to the benefit of the parties hereto and their heirs, personal representatives, successors and assigns.

9.	The Lease, as amended by this Second Addendum, contains the entire agreement of the Parties with respect to the subject matter hereof, and may not be amended or modified except by an instrument executed in writing by the Parties.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this ADDENDUM as of the day and year above first written.

LESSOR:	FOUNDATION BARIATRIC REAL ESTATE OF SAN
ANTONIO, L.L.L.P., a Texas limited liability limited
partnership, f/k/a Foundation Bariatric Real Estate of San Antonio, LP

	By:	FSA REAL ESTATE PARTNERS, LP, a Nevada limited partnership, its General Partner

		By:	Foundation Real Estate Holdings, L.L.C., a Nevada limited liability company, its General Partner

By:
			Name:	Robert M. Byers
			Title:	Manager

	By:	TYCHE ASSET MANAGERS, L.L.LC, a Nevada limited liability company, its General Partner

		By:	Archimedes Financial, L.L.C., a Nevada limited liability company, its Manager

By:
			Name:	Michael B. Horrell
			Title:	Manager

		By:	Fortuna Asset Management, L.L.C., a California limited liability company, its Manager

By:
			Name:	Karen Brenner
			Title:	Manager

AND

	By:	TYCHE ASSET MANAGERS, LLC., a Nevada limited liability company, its General Partner

		By:	Archimedes Financial, L.L.C., a Nevada limited liability company, its Manager

By:
			Name:	Michael B. Horrell
			Title:	Manager

LESSEE:	FOUNDATION BARIATRIC HOSPITAL OF SAN ANTONIO, L.L.C., a Texas limited liability company f/k/a Foundation Bariatric Hospital of San Antonio, L.P., a Texas limited partnership

By:
	Name:	Robert M. Byers
	Title:	Manager